UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 23, 2023

KORN FERRY

(Exact name of registrant as specified in its charter)

Delaware	001-14505	95-2623879
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1900 Avenue of the Stars, Suite 1500

Los Angeles, California 90067

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (310) 552-1834

1900 Avenue of the Stars, Suite 2600

Los Angeles, California 90067

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	KFY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.05	Costs Associated with Exit or Disposal Activities.

In light of the challenging macroeconomic business environment arising from persistent inflationary pressures, rising interest rates and global economic and geopolitical uncertainty, on October 23, 2023, Korn Ferry (the “Company”) initiated a plan (the “Plan”) intended to align its workforce with its current business realities through position eliminations, which will affect approximately eight percent of the Company’s employees. The Plan is expected to be substantially completed by the end of the third quarter of fiscal 2024.

The Plan is expected to reduce the Company’s annualized cost base by approximately $110 million to $120 million and is expected to result in an estimated pre-tax charge of approximately $55 million to $65 million, consisting of severance and related employee benefit payments.

These charges are expected to include approximately $40 million to $45 million of cash expenditures, the majority of which will be paid during the remainder of fiscal 2024.

Forward-Looking Statements

This current report on Form 8-K contains “forward-looking statements”, within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements generally can be identified by use of statements that include phrases such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “foresee,” “may,” “will,” “likely,” “estimates,” “potential,” “continue” or other similar words or phrases. Such forward-looking statements include statements regarding the timing and scope of the Plan, the amount and timing of the related charges and cash expenditures, the intended objectives of the Plan, and the expected cost savings resulting from the Plan. Many factors could affect the actual results of the Plan, and variances from the Company’s current expectations regarding such factors could cause actual results of the Plan to differ materially from those expressed in these forward-looking statements. These include, among other things, (i) the preliminary nature of the Company’s estimates of the charges and cash expenditures to be incurred in connection with the Plan, which are subject to change as the Company makes decisions and refines these estimates over time; (ii) timing delays in implementing the Plan because of legal requirements; and (iii) potential disruption to the Company’s business and operations as it implements the Plan. A discussion of these and other risks and uncertainties that could cause the Company’s actual results to differ materially from these forward-looking statements is included in the documents that the Company files with the Securities and Exchange Commission on Forms 10-K, 10-Q and 8-K. These forward-looking statements speak only as of the date of this report, and the Company does not undertake any obligation to revise or update such statements, whether as a result of new information, future events, or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KORN FERRY
(Registrant)

Date: October 27, 2023	/s/ Robert P. Rozek
(Signature)
	Name:	Robert P. Rozek
	Title:	Executive Vice President, Chief Financial Officer and Chief Corporate Officer